As filed with the Securities and Exchange Commission on December 19, 2007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2007
W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 629-3000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: DEFERRED COMPENSATION PLAN FOR OFFICERS
EX-10.2: DEFERRED COMPENSATION PLAN FOR DIRECTORS
EX-10.3: SUPPLEMENTAL BENEFITS AGREEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 17, 2007, the Compensation Committee of the Board of Directors of W. R. Berkley Corporation (the “Company”) approved certain amendments to the: (i) W. R. Berkley Corporation Deferred Compensation Plan for Officers (the “DCP-O”), as initially adopted on September 1, 1986 and subsequently amended effective January 1, 1989, January 1, 1991 and January 1, 2004, effective as of December 3, 2007; (ii) W. R. Berkley Corporation Deferred Compensation Plan for Directors (the “DCP-D”), as initially adopted on May 3, 2005, effective as of December 3, 2007; and (iii) Supplemental Benefits Agreement (the “SBA”) between the Company and William R. Berkley (the Company’s Chairman of the Board and Chief Executive Officer), dated August 19, 2004, effective as of December 17, 2007. The amendments involve generally technical changes to each of the DCP-O, DCP-D and SBA to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder, including, with respect to the SBA, to provide that Mr. Berkley commence receiving benefits thereunder no later than October 31, 2013. The SBA was also amended to provide that, in the event of a change of control of the Company, Mr. Berkley will be paid, in a lump sum, the actuarial equivalent of the annuity payments payable to Mr. Berkley under the previous agreement upon his ceasing to be Chief Executive Officer of the Company.
     The foregoing descriptions of the DCP-O, DCP-D and SBA are qualified in their entirety by the terms of the respective documents, which are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

10.1	W. R. Berkley Corporation Deferred Compensation Plan for Officers, as amended and restated effective December 3, 2007

10.2	W. R. Berkley Corporation Deferred Compensation Plan for Directors, as amended and restated effective December 3, 2007

10.3	Supplemental Benefits Agreement between the Company and William R. Berkley, as amended and restated as of December 17, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION
By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 19, 2007